Exhibit 99.1

2012 Third Quarter Financial Results November 6, 2012 NYSE: CF

All statements in this communication, other than those relating to historical facts, are “forward-looking statements.” These forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Important factors that could cause actual results to differ materially from our expectations include, among others: the volatility of natural gas prices in North America; the cyclical nature of our business and the agricultural sector; the global commodity nature of our fertilizer products, the impact of global supply and demand on our selling prices, and the intense global competition in the markets in which we operate; conditions in the U.S. agricultural industry; reliance on third party providers of transportation services and equipment; our ability to implement a new enterprise resource planning system and complete other system integration activities; weather conditions; our ability to complete our recently announced production capacity expansion projects on scheduled as planned and on budget or at all; risks associated with other expansions of our business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental and health and safety laws and regulations; our potential inability to obtain or maintain required permits and governmental approvals or to meet financial assurance requirements; future regulatory restrictions and requirements related to greenhouse gas emissions and climate change; the seasonality of the fertilizer business; the impact of changing market conditions on our forward sales programs; risks involving derivatives and the effectiveness of our risk measurement and hedging activities; the significant risks and hazards involved in producing and handling our products against which we may not be fully insured; our reliance on a limited number of key facilities; risks associated with joint ventures; acts of terrorism and regulations to combat terrorism; difficulties in securing the supply and delivery of raw materials we use and increases in their costs; risks associated with international operations; losses on our investments in securities; deterioration of global market and economic conditions; our ability to manage our indebtedness; and loss of key members of management and professional staff. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, including our most recent periodic reports filed on Form 10-K and Form 10-Q, which are available in the Investor Relations section of the CF Industries Web site. Forward-looking statements are given only as of the date of this release and we disclaim any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Safe Harbor Statement

Third Quarter Accomplishments Delivered record 3rd quarter EBITDA, net earnings and EPS Strong domestic demand and continued operational cost advantages Robust summer fill purchasing activity Higher domestic phosphate demand Low natural gas costs Operational execution overcame logistical challenges 99% production rate for ammonia, 98% production rate for phosphate Addressed impact of lower river water levels through flexible distribution and logistics infrastructure 3

Q3 Financial Highlights In millions, except percentages and EPS 2012 Q3 2011 Q3 Net sales $ 1,359 $ 1,404 Gross margin 702 638 - As percent of sales 52% 45% EBITDA(1) $ 729 $ 641 Net earnings attributable to common stockholders 403 331 Earnings per diluted share 6.35 4.73 Cash flow provided by operations 906 1,033 See slide 13 for reconciliation 4

Profit and Cash Flow 2007 2008 2009 2010 2011 2012 Earnings per Share Operating Cash Flow (millions) 5

Q3 Nitrogen Segment Results Graph source: Green Markets In millions, except as noted 2012 Q3 H/(L) 2011 Q3 H/(L) 2012 Q2 Sales $ 1,095 $ (23) $ (409) Gross margin 639 87 (354) - Percent 58% 9 pts (8) pts Volume (000 st) 2,957 (86) (575) Average selling prices ($/st) - Ammonia $ 622 $ 70 $ (13) - Urea 470 45 (52) - UAN 296 (23) (28) - AN 261 (8) 4 Gas cost $/MMBtu $ 3.34 $ (1.11) $ 0.21 Mid-Corn Belt Prices 6 $/st 2010 2011 2012 Ammonia Urea UAN-32

Graph source: Green Markets In millions, except as noted 2012 Q3 H/(L) 2011 Q3 H/(L) 2012 Q2 Sales $ 264 $ (22) $ 33 Gross margin 63 (23) 13 - Percent 24% (6) pts 2 pts Volume (000 st) 517 12 24 - DAP 395 7 27 - MAP 122 5 (3) - Domestic 360 95 158 - Export 157 (83) (134) Average selling prices ($/st) - DAP $ 507 $ (59) $ 35 - MAP 521 (46) 57 DAP Central Florida Price Q3 Phosphate Segment Results 7 $/st 2010 2011 2012

YTD Financial Highlights In millions, except percentages and EPS YTD 2012 YTD 2011 Net sales $ 4,623 $ 4,380 Gross margin 2,457 2,030 - As percent of sales 53% 46% EBITDA(1) $ 2,485 $ 2,115 Net earnings attributable to common stockholders 1,378 1,100 Earnings per diluted share 21.19 15.41 Cash flow provided by operations 1,954 1,955 See slide 13 for reconciliation 8

YTD Segment Results In millions, except as noted YTD 2012 H/(L) YTD 2011 Sales $ 3,871 $ 322 Gross margin 2,294 516 - Percent 59% 9 pts Volume (000 st) 9,690 32 Average selling prices ($/st) - Ammonia $ 619 $ 56 - Urea 484 88 - UAN 308 1 - AN 259 (1) Gas cost $/MMBtu $ 3.32 $ (1.04) 9 In millions, except as noted YTD 2012 H/(L) YTD 2011 Sales $ 752 $ (79) Gross margin 164 (90) - Percent 22% (9) pts Volume (000 st) 1,526 43 - DAP 1,187 86 - MAP 339 (43) - Domestic 887 (70) - Export 639 113 Average selling prices ($/st) - DAP $ 491 $ (70) - MAP 496 (62) Nitrogen Segment Phosphate Segment

Supplemental Information 10 Source: USDA, CF *Market Year **USDA Season Average U.S. Stocks-to-Use Ratio Bcf/day U.S. Lower-48 States Dry Gas Production and Price $/MMBtu Source: PIRA, IFERC Source: NOAA U.S. Drought Monitor (As of October 23, 2012) U.S. Corn Harvest Progress (Percent as of Week Ending October 28) Source: USDA Week Ending U.S. Drought Monitor (As of October 23, 2012)

Capacity Expansion Projects Authorized expenditure of $3.8 billion $2.1 billion at Donaldsonville $1.7 billion at Port Neal Combined annual production: 2.1 million tons of gross ammonia 2.0 – 2.6 million tons of urea Up to 1.8 million tons of UAN Selected ThyssenKrupp Uhde for procurement and engineering services Tons per Day Annual Capacity (000 tons) Typical Product Mix (000 tons) Donaldsonville, LA - Ammonia 3,640 1,274 184 - Urea 3,850 1,348 686 - Nitric Acid 1,675 586 -- - UAN 5,050 1,768 1,768 Port Neal, IA - Ammonia 2,425 849 81 - Urea 3,850 1,348 1,348 11 Notes: All production volume shown as short tons Production volume based on 350 operating days a year Capacities and Typical Product Mix

Outlook/Summary High expected corn plantings for 2013 Tight projected stocks-to-use ratio of 5.6% High crop prices Conditions for good fall application season Early harvest Recent precipitation alleviated moisture concerns Attractive fertilizer market fundamentals Strong ammonia and UAN demand Good demand characteristics for urea and phosphate Natural gas cost advantages expected to continue 12 The near-term outlook supports CF Industries’ view of its long-term investment opportunities

EBITDA and Selected Items 13 (in millions) Quarter ended September 30, Nine months ended September 30, 2012 2011 2012 2011 Net earnings attributable to common stockholders $ 403.3 $ 330.9 $ 1,378.0 $ 1,100.3 Interest expense (income) – net 27.1 31.8 102.9 113.5 Income taxes 205.8 185.3 721.9 625.6 Depreciation, depletion and amortization 99.7 101.6 318.7 314.9 Less: Other adjustments(1) (6.8) (8.8) (36.5) (39.2) EBITDA(1) $ 729.1 $ 640.8 $ 2,485.0 $ 2,115.1 Memo: Selected items included above Unrealized mark-to-market (gains) losses $ (39.8) $ 14.1 $ (61.5) $ 27.6 (Gain) on employee post-retirement benefits (10.9) - (10.9) - Impairment of methanol assets - 35.1 - 35.1 Restructuring and integration costs - 0.8 - 4.2 (Gain) on sale of non-core assets - - - (34.5) Total $ (50.7) $ 50.0 $ (72.4) $ 32.4 (1) EBITDA is defined as net earnings attributable to common stockholders plus interest expense (income)-net, income taxes, and depreciation, depletion and amortization. Other adjustments include the elimination of loan fee amortization that is included in both interest and amortization, and the portion of depreciation that is included in non-controlling interest. We have presented EBITDA because management uses the measure to track performance and believes that it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry.